EXHIBIT 10.25
                                  PUT AGREEMENT

        PUT AGREEMENT dated as of July 3, 1996 among the following:

                (a) CORNELL CORRECTIONS, INC., a Delaware corporation (the "COMPANY");

                (b) CONCORD PARTNERS II, L.P., a Delaware limited partnership ("DILLON READ");

                (c) CHARTERHOUSE EQUITY PARTNERS II, L.P., a Delaware limited partnership ("CHARTERHOUSE", each of Dillon Read and Charterhouse individually referred to as an "OBLIGOR" and collectively as the "OBLIGORS"); and

                (d) INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, a Delaware corporation ("ING").

        ING is the holder of a Convertible Subordinated Promissory Note of the Company, dated as of July 3, 1996 (as modified and supplemented and in effect from time to time, the "NOTE"). Pursuant to its terms, the Note will be converted into the common stock of the Company ("COMMON STOCK") on December 30, 1996 and in other circumstances as set forth in the Note (the "CONVERSION"). In connection with the Conversion, the Company, the Obligors and ING wish to agree on the terms on which the Obligors are required to purchase the Common Stock acquired in the Conversion and, accordingly, the parties hereto hereby agree as follows:

        Section 1. DEFINITIONS. Except to the extent defined herein, terms defined in the Note shall have the respective meanings given to them in the Note when used herein. In addition, as used herein:

               "CONVERSION DATE" shall mean the date that the Conversion occurs pursuant to the Note.

               "PRO RATA SHARE" shall mean, (a) in the case of Charterhouse, 40.279% and (b) in the case of Dillon Read, 59.721%.

        Section 2.  RIGHT TO PUT COMMON STOCK.

        2.01 Each of the Obligors hereby severally agrees that, upon the request of ING given by no later than 15 days prior to the Conversion, it shall purchase from ING its Pro Rata Share of the Conversion Shares on the Conversion Date for a per share purchase price equal to the Conversion Price. The purchase price shall be payable on the Conversion Date in Dollars and in funds immediately available in New York City.

        2.02 After receipt from each Obligor of the purchase price of the Conversion Shares pursuant to Section 2.01 hereof, ING shall instruct the Company to issue the Conversion Shares to the respective Obligors in accordance with their Pro Rata Shares. The giving of such instruction shall discharge ING from any further obligation to ensure that any of the Conversion Shares are actually delivered to either Obligor.

        2.03 If the Obligors so request, instead of purchasing the Conversion Shares as herein contemplated, they may purchase the Note on the Conversion Date for the Conversion Price.

        2.04 The obligations of the Obligors under this Section 2 are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under the Note, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense, it being the intent of this Section 2 that the obligations of the Obligors hereunder shall be absolute and unconditional, under any and all circumstances. Without in any way limiting the generality of the foregoing, none of the Obligors' obligations under this Section 2 shall be modified, discharged or terminated as a result of, and each Obligor agrees to perform its obligations under this Section 2 notwithstanding, the occurrence of any of the following:

                (a) the bankruptcy or insolvency of the Company or any of its subsidiaries;

                (b) any default by the Company under the Credit Agreement, the Note or any Loan Document (as defined in the Credit Agreement); or

                (c) the failure of the Company to authorize the issuance of, the failure of the Company to tender the certificates representing, or the inability of the Company to tender any of the certificates representing, any of the Common Stock pursuant to the Note.

        Section 3. ING'S OBLIGATION TO PUT. ING unconditionally and irrevocably agrees to exercise its right under Section 2 hereof to require the Obligors to purchase all of the Conversion Shares within the time periods and otherwise as provided in said Section 2, PROVIDED that in the event that either or both of the Obligors default in their respective obligations under said Section 2, ING shall be entitled to receive, in accordance with the Note, the Conversion Shares that it is entitled to receive pursuant to the terms thereof (other than any Conversion Shares purchased by a non-defaulting Obligor in accordance with this Agreement) free and clear of any claim by either of the Obligors.

        Section 4.  MISCELLANEOUS

        (a) The Company hereby agrees to indemnify ING and its directors, officers, employees, attorneys and agents from, and hold each of them harmless (to the fullest extent permitted by law) against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceeds) relating to this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the person to be indemnified).

        (b) Each of the parties to this Agreement represents and warrants to all other parties hereto that (i) it is duly organized, validly existing, and in good standing under the laws of the State in which it is organized, (ii) it has the full power and authority to enter into this Agreement, (iii) the execution, delivery and performance by such party of this Agreement have been duly authorized by all necessary actions, and this Agreement constitutes the valid and binding obligation of such party enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and (iv) the execution, delivery and performance of this Agreement by such party will not violate or conflict with its organizational documents, or conflict with or result in a breach, termination or acceleration of, or constitute a default under, any other agreement to which it is a party, or violate any law, regulation, order, writ, judgment, injunction or decree applicable to it.

        (c) If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

        (d) This Agreement may be amended, modified or terminated only in a writing signed by ING, the Company and any Obligor against whom enforcement of any such amendment or modification is sought.

        (e) This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. Notwithstanding the foregoing, no Obligor may, without the written consent of the Company and ING, assign any rights hereunder except to a successor by operation of law.

        (f) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF. Each of the parties hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in the Borough of Manhattan in the City of New York for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS, WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                          CORNELL CORRECTIONS, INC.

                                          By:/s/ STEVEN W. LOGAN
                                             ---------------------------------
                                             Title: Chief Financial Officer

                                          INTERNATIONALE NEDERLANDEN
                                          (U.S.) CAPITAL CORPORATION

                                          By:/s/ DAVID BALESTRERY
                                             ---------------------------------
                                             Title: Senior Associate

                                          CONCORD PARTNERS II, L.P.

                                          By: /s/ PETER A. LEIDEL
                                             ---------------------------------
                                              Title:

                                          CHARTERHOUSE EQUITY PARTNERS,
                                           II, L.P.

                                           By  Chusa Equity Investors II, L.P.,
                                           General Partner

                                           By  Charterhouse Equity II, Inc.,
                                           General Partner

                                           By:/s/ RICHARD T. HENSHAW III
                                             ---------------------------------
                                              Title: Senior Vice President